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                       AIM VARIABLE INSURANCE FUNDS, INC.

                      AIM V.I. GOVERNMENT SECURITIES FUND

                        Supplement dated October 1, 1999
                      to the Prospectus dated May 3, 1999


The fourth paragraph under the "INVESTMENT OBJECTIVE AND STRATEGIES" section on page 1 of the prospectus is deleted and replaced with the following:

                  "In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective."


The section entitled "FUND MANAGEMENT-PORTFOLIO MANAGERS" on page 3 of the prospectus is deleted and replaced with the following:

         "PORTFOLIO MANAGERS

         The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

                  o Laurie F. Brignac, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1992.

                  o Scot W. Johnson, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.

                  o Karen Dunn Kelly, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1989."